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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) JANUARY 21, 2000

                                 SurgiLight, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-24897              35-1990562
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


   7055 University Blvd, Winter Park, Florida                32792
   (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code      (407) 657-6500


                          MAS Acquisition III Corp.
                           1710 E. Division St.
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

 Not applicable.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  The Company entered into the Agreements with its two divisions: with Paul Miano (President of Advance Marketing Technology, "AMT"), and with Tim Arion (President of EMX) on December 28, 1999, whereby AMT and EMX will be spun off from the Company effective from January 1, 2000. Pursuant to the terms of these Agreements, the Company has accepted the return of and cancelled, 600,000 shares of Common Stock of the Company issued to certain shareholders of AMT and EMX. The Company's total outstanding shares, 11,400,000, after these cancelled shares, is therefore reduced to 10,800,000 shares. More details are disclosed in ITEM 5 and ITEM 7 and the EXHIBITS 2.0 and 2.1.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5.  OTHER EVENT.

On December 28, 1999, the Company held a special board meeting to determine the direction and focus of the company. The meeting was called to order by J.T. Lin, Ph.D., President, CEO and Chairman of the Board of Directors at the corporate headquarters, 7055 University Boulevard, Winter Park, Florida.

A number of investment advisors and research analysts have visited the Company and recommended that the company should focus itself in laser technologies for vision corrections and the new technology for laser presbyopia correction which have been the Company's core strength and may result in huge potential market. It was therefore determined that the Cosmetic Mobile Laser division (AMT) and the non-medical Thermal Imaging division (EMX) were to be spun off. Agreements for both divisions were prepared, approved by the Board members and accepted by both division's President, Mr. Arion and Mr. Miano. After the spun off of these two divisions, the Company will continue to receive 45% of the net profit quarterly as "royalty payments" from the mobile cosmetic centers to be operated by AMT. Per the agreement with EMX, The Company will receive a minimum of $300,000 over the next three years from the gross profit of EMX. Greater details regarding to these Agreements are attached in ITEM 7 EXHIBITS and will also be filed with the 10K of 1999.

As a result of the decision to focus on the Companies core technology and strengths, Mr. Paul Miano, President of AMT and Mr. Timothy Arion, President of EMX resigned from the Board of Directors of the Company. Both Mr. Miano and Mr. Arion will be involved with the company, however their focus will be on the operations of their respective companies. Ming-yi Hwang, Ph.D., Board Director of the Company also resigned from the Board to concentrate on the design and development of new ophthalmic laser technology for the company. The current Board Directors, effective from January 1, 2000 consist of five members: Dr. J.T. Lin, Chairman, Mr. Timothy J. Shea, Secretary, Mr. Richard Reffner, all current employees of the Company, and Dr. J. S. Yuan and Mr. Robert Clements, both are outside Board members. The Company is interviewing a number of additional outside candidates and intends to appoint at least two more Board members bringing the total of three inside members and four outside the Company.

Mr. Timothy J. Shea has accepted the position of Executive Vice President and COO and was appointed as Secretary of the Board of Directors. Mr. Shea is approaching twenty years in the medical laser field and offers many years of executive management, operations and regulatory experience to the Company.

The company believes that this reorganization coupled with the timely new appointments are extremely positive steps that will attract more investors and allow the Company to focus on its core technology, the development of new infrared laser technologies in ophthalmology including the LASIK procedures and the treatment of presbyopia and their marketing approvals. Additionally, due to the continuing income to be received from AMT and EMX the Company believes that the result of divesting its AMT and EMX divisions will have minimal impact on its revenue, growth or profitability.

On January 14, 2000, the board of directors and the shareholders holding majority of the issued and outstanding shares of common stock ("Common Stock"), par value $.0001 per share, of the Company authorized an amendment to the Certificate of Incorporation of the Company ("Amendment") providing for a two-for-one forward stock split of the Common Stock (the "Forward Split"). The Forward Split shall become effective as to all shares of Common Stock issued and outstanding as of January 25, 2000 ("Effective Date).

The Forward Split will occur on the Effective Date without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of Existing Common actually are surrendered by each holder thereof for certificates representing the number of shares of the New Common which each such stockholder is entitled to receive as a consequence of the Forward Split. After the Effective Date of the Forward Split, each certificate representing shares of Common Stock outstanding immediately prior to the Effective Date of the Forward Split (the "Existing Common") will be deemed to represent two shares of into new certificates representing the appropriate number of shares of Common Stock resulting from the subdivision ("New Common"). No fractional shares, but only whole shares of New Common, shall be issued. Certificates representing shares of New
Common will be issued in due course as old certificates are tendered for exchange or transfer to Signature Stock Transfer, the Company's transfer agent.

As of January 21, 2000, there were approximately 350 holders of record of Existing Common. The Company does not anticipate that, as a result of the Forward Split, the number of holders of record or beneficial owners of Existing Common or New Common will change significantly. In addition, the approximately 82,000 shares issuable upon exercise of the Company's outstanding options, and the exercise price per share, will be proportionately adjusted, and the par value per share of the Common Stock will not be changed.

The Forward Split will not materially affect the proportionate equity interest in the Company of any holder of Existing Common or the relative rights, preferences, privileges or priorities of any such stockholder. The New Common issued pursuant to the Forward Split will be fully paid and non-assessable. All shares of New Common will have the same par value, voting rights and other rights as shares of the Existing Common have. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock that may be issued. The Company has no definitive plans or commitments to issue additional shares of Common Stock.

The primary purpose of the Forward Split is to increase the tradability of the Company's Common Stock by increasing the number of shares outstanding, thereby reducing the price per share at which the Common Stock is trading. The Company does not anticipate any change in the Company's status as a reporting company for federal securities law purposes as a result of the Forward Split.

The Amendment also authorized an increase in the number of authorized shares to 30,000,000 shares of Common Stock, having a par value of $.0001 per share.

Resulting of business expansion, the Company has moved into a new office on December 30, 1999 with address of 12001 Science Dr. Suite 140, Orlando, FL 32826. and new Tel (407)482-4555.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  As a result of the Company's strategy reorganization and divisions spun off , the Company has accepted the resignation of three inside Board of Directors:
Tim Arion, Paul Miano and M.Y. Hwang. As of January 21, 2000, the Company's Board of Directors consist of J.T. Lin, Richard Reffner, Timothy Shea,
Robert Clements and J.S. Yuan.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Financial Statements not applicable.
b) Exhibits

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

   Exhibit Number             Description

          2.0              Agreement with Advance Marketing Technology
          2.1              Agreement with EMX, Inc.
          3.1	    Amendment to Certificate of Incorporation of
                                  SurgiLight, Inc. dated January 14, 2000.















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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date: January 21, 2000

                                     SurgiLight, Inc.


                                     By: /s/J.T. Lin
                                   --------------------------------
                                    J.T. Lin, President and CEO
                                    Chairman of Board Directors


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EHIBITS 2.0

AGREEMENT WITH AMT

This Agreement is made between SurgiLight, Inc. ("SRGL", 7055 University Blvd, Winter Park, FL) and its division (Advance Marketing Technology, "AMT", Ft. Lauderdale, FL). Both parties agreed the following spun off terms.

Paul Miano and the original shareholders of Advance Marketing Technology (AMT) together defined as " AMT" shall keep a total of 360,000 shares of the issued stocks of SurgiLight and return a total of 630,000 shares to buy back 55% of AMT. Each shareholders of AMT agree the lock-up sell not more than 500 shares per day after the shares restriction is expired on April 1, 2000 (for the first 220,000 shares out of the 360,000 shares) and on Dec. 31, 2001 (for the remaining 140,000 shares). A weekly report must be provided by a FAX to the Company for the week which shares are sold. A penalty of $5.00 per share will apply for those sales over the day's limit.
AMT shall paid 45% quarterly its pretax net profit to SRGL as the "royalty fee" payable to SRGL.
Incentive common stocks: 10,000 shares of SRGL will be reserved for future employees of AMT, where the key employees of each new Cosmetic Centers will be granted 1,000 shares.
Stock option (paid at the fair market price calculated by the time that options are granted) of 10,000 shares will be granted to Paul Miano (and his key employees) for every $300,000 of the "royalty fee" paid to SRGL.
SRGL agrees to provide the leasing of lasers needed by AMT (as a sub-leasing) and also agrees to loan to AMT the start up capital of $20,000 per each new Center open for 3 months with an interest of 1% per month.
The spin off shall be effective on January 1, 2000 and AMT becomes a private company, where SRGL owns 45% of AMT.
 SRGL has the option to buy back the 55% of AMT by paying $200,000 in stock (calculated by its market price at the time of buying back) any time before Dec. 31, 2006.
Paul Miano and his Group (Group is defined as members owning 10,000 shares or more of SurgiLight's common stocks) agree to a 10-yr non-compete for the mobile laser business in the United States.
This Agreement supersedes any and all previous agreements made between Surgilight and Paul Miano and SurgiLight and AMT.

The fax signature copy will be in affect as the original.
December 30, 1999.



By: /s/ J. T. Lin					By: /s/ Paul Miano
------------------				-------------------
Dr. J. T. Lin					Paul Miano
President & CEO of SurgiLight 		as President of AMT


							By: /s/ Paul Miano
 							------------------------
						      Paul Miano, as an individual


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EHIBITS 2.1

AGREEMENT WITH EMX, Inc.

 This Agreement between Surgilight Inc.and Mr. T. J. Arion., defines the conditions between Surgilight Inc. and Mr. Arion for the buyback of the EMX Inc., division from Surgilight Inc. The parties agree as follows:

1.Mr. Arion currently owns 100,000 shares of Surgilight Inc. shares. To effect this agreement Mr. Arion will retain 50,000 Surgilight shares. On 1 April 2000, these shares shall have any restrictive legend(s) removed to permit free trading on, or before, 5 April 2000. Sale of these shares into the market are limited to 300 shares/day. Distribution of the remaining 50,000 shares is discussed in 2. below.

2.	Mr Arion shall give up the remaining 50,000 shares in return for the agreed-upon option by Surgilight to buy back EMX from Mr. Arion at a price of $500,000 in cash or stock. This option must be exercised not later than 31 December 2003. Should there be a balance still owing from para. 6 below, then the remaining balance of the $300,000 shall be deducted from the buyback price to Mr. Arion. Should Surgilight elect not to exercise this option, then Mr. Arion may exercise his option under para. S below.

3.	Effective 1 January 2000, EMX Inc. shall operate as a privately-held
Corporation that is controlled and operated by Mr. Arion as the majority shareholder with 85% of the total authorized and issued shares of EMX Inc. (850,000 shares). Mr. Arion shall be issued 850,000 shares of EMX not later than 31 January 2000. Surgilight shall retain 15% of EMX for a total number of 150,000 shares of EMX. None of either parties shares shall be dilutable.

4.	EMX will purchase the inventory of Raytheon Cameras from the current
Raytheon purchase order and DIOP lenses (components). These components will be purchased at Surgilight's cost + lOo/o interest. Payments will be made to Surgilight as these components are used and payment is received from EMX's customers.

5.	Surgilight will provide a working capital loan to EMX of $120,000 over a six-month period from 1 Jan 2000 through 30 June 2000. Surgilight will provide $20,000 to EMX at the beginning of each month. EMX agrees to repay this loan at 10% simple interest beginning on 31 August 2000. Payments of $6000/month shall be paid to Surgilight for 24 months for a total loan repayment value of $144,000.

6.	Surgilight shall purchase the balance of the Raytheon purchase order for camera cores and add these cameras to the inventory for use by EMX. All inventory paid for by Surgilight shall be kept and controlled by Surgilight.
All demonstration units containing any of the above inventory shall be recorded as Surgilight inventory. Surgilight will provide inventory items to EMX upon request.

7. EMX shall pay a purchase price of $300,000 for the calculated value of EMX by paying Surgilight 25% of the gross profit (calculated as sales price - commissions - material =3D gross profit) until payments reach a total of $300,000 over a maximum of 3 years. If any major foreign contract, over $1.5M, is received by EMX, EMX shall endeavor to pay Surgilight the total $300,000 purchase price out of this contract.

8.	If Surgilight elects not to exercise the buyback option in para.1 above by the option due date of 31 December 2003, then Mr. Arion has the option to buyback the remaining 15% of EMX for $200,000. Mr. Arion's option must be exercised in January, 2004. If Mr. Arion's option is not exercised in January, 2004, the option expires.

9.	EMX will move to the new Science Drive address effective 1 January and will move out to a facility of its choosing on 30 April 2000. For the period 1 January through 30 April, EMX shall pay $250.00/month rent to Surgilight. EMX is responsible for its own telephone bill.

10.	Surgilight is granted exclusive distributor status for Taiwan, China and
Hong Kong. The selling price of EMX products to Surgilight for the purposes of sales into these cowitnes is calculated as follows:
(material cost /.7 =3D selling price to Surgilight). If sales by Surgilight into these markets does not reach $3.0 M by 31 December 2003, Surgilight's status will be changed to a non-exclusive distributor.

11.	Should Surgilight or Mr. Arion elect not to exercise the option that is available to each of them in the time frame stated above, then EMX shall pay 10% orthe gross profit to Surgilight on a quarterly basis.

12.	Surgilight shall provide EMX with copies of financial reports for each of the 9 months of CY1999 from 1 April through 31 December and also for the CY 1999 totals. Surgilight, at no charge to EMX, shall also prepare any tax returns or intangible returns required by the IRS or the State of Florida.

13.	Effective 1 January 2000, Mr. Arion and Mr. Keith Miller are full time employees of EMX Inc., and EMX shall be responsible for all payroll taxes and benefits.

14.	This agreement supersedes and replaces any and all agreements between Surgilight and EMX, Surgilight and Arion International, and Surgilight and Mr. Arion.

Agreed upon this 28 Day of December 1999.
/s/sMr. Tim Arion	                /s/Dr. J T Lin
 -----------------                        ---------------
Mr. Tim J. Arion	                 Dr. J. T. Lin
President/CEO of EMX Inc.	    President/CEO Surgilight


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EXHIBIT 3.1

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION
OF SURGILIGHT, INC.
	The undersigned President and Secretary of Surgilight, Inc., a corporation existing under the laws of the State of Delaware, hereby certify as follows:

	1.	Section 1 (a) of the Fourth Article is amended as follows:
 	1.	Authorized Stock.  This corporation is authorized to issue the following shares of capital stock:
	(a)	Common Stock.  The aggregate number of shares of Common Stock which the corporation shall have authority to issue is 30,000,000 with a par value of
$.0001 per share.
	2.	Section 2 of the Fourth Article of the Certificate of Incorporation
is amended by adding the following paragraph at the end thereof:

	Effective as of January 25, 2000 (the "Effective Date"), all outstanding shares of Common Stock of the Corporation automatically shall be subdivided at the rate of two-for-one (the "Forward Split") without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its transfer agent, exchange certificates representing Common Stock outstanding immediately prior to the Effective Date of the Forward Split (the "Existing Common") into new certificates representing the appropriate number of shares of Common Stock resulting from the subdivision ("New Common"). No fractional shares, but only whole shares of New Common, shall be issued to any holder of any number of shares which, when divided by two (2), does not result in a whole number. In lieu of fractional shares, the Corporation has arranged for its transfer agent (the "Exchange Agent") to remit payment therefor.
	The par value of the Common Stock shall remain as otherwise provided in the Fourth Article of this Certificate of Incorporation and shall not be modified as a result of the Forward Split.
	From and after the Effective Date, the term "New Common" as used in this Fourth Article shall mean Common Stock as provided in the Certificate of Incorporation.
	2.	Such Amendment has been duly adopted in accordance with the
provisions of Sections 228 and 242 of the General Corporation law of the State
of Delaware by the duly authorized vote of the shareholders at a meeting called for such purpose. Except as amended hereby, the rest and remainder of the Corporation's Certificate of Incorporation shall be and remain in full force and effect.
	IN WITNESS WHEREOF, the undersigned have signed this Certificate this ___ day of January, 2000.
	SURGLIGHT, INC.
	By: 	/s/ J. T. Lin
	J. T. Lin, President

              ATTEST:
           /s/Timothy Shea
           Timothy Shea, Secretary

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